Exhibit 99.1

Forestar Group Inc. Announces Tender Offer for Any and All of its 3.850% Senior Notes due 2026

ARLINGTON, Texas – March 5, 2025 – Forestar Group Inc. (NYSE: FOR) announced today that it is commencing a cash tender offer (the “Tender Offer”) to purchase any and all of its outstanding 3.850% Senior Notes due 2026 (the “Notes”) listed in the following table upon the terms and conditions described in the offer to purchase, dated March 5, 2025 (the “Offer to Purchase”), and the related notice of guaranteed delivery, dated March 5, 2025 (“Notice of Guaranteed Delivery” and, together with the Offer to Purchase, the “Offer Documents”).

Certain information regarding the Notes and the U.S. Treasury Reference Security, the Bloomberg reference page and the fixed spread is set forth in the table below.

Title of Security	CUSIP Numbers / ISINs	Principal Amount Outstanding	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread (basis points)
3.850% Senior Notes due 2026(1)	Rule 144A: 346232 AF8 / US346232AF83 Reg. S: U3455L AC8 / USU3455LAC82	$400,000,000	2.125% UST due May 15, 2025	FIT3	0

(1)

On or after May 15, 2025, Forestar is entitled to redeem all or a part of the Notes, at a redemption price of 100.000% of the principal amount thereof, plus accrued and unpaid interest, if any, to but excluding the applicable redemption date.

The “Purchase Price” for each $1,000 principal amount of the Notes validly tendered, and not validly withdrawn, and accepted for purchase pursuant to the Tender Offer will be determined in the manner described in the Offer to Purchase by reference to the fixed spread specified above plus the yield based on the offer-side price of the U.S. Treasury Reference Security specified above, as quoted on the Bloomberg Bond Trader FIT3 series of pages, at 2:00 p.m., New York City time, on March 11, 2025, the date on which the Tender Offer is currently scheduled to expire. The Purchase Price will be based on a yield to May 15, 2025, the date of the next specified redemption price reduction under the indenture governing the Notes, and assuming the Notes are redeemed on May 15, 2025, at the specified redemption price for such date of 100.000% of the principal amount, as described in the Offer to Purchase.

In addition to the Purchase Price, holders whose Notes are purchased pursuant to the Tender Offer will also receive accrued and unpaid interest thereon from the last interest payment date up to, but excluding, the initial date on which Forestar makes payment for such Notes, which date is currently expected to be March 14, 2025, assuming that the Tender Offer is not extended or earlier terminated.

The Tender Offer is being made pursuant to the terms and conditions contained in the Offer Documents, copies of which may be obtained from D.F. King & Co., Inc., the tender agent and information agent for the Tender Offer, by calling (866) 356-7813 (toll-free) or, for banks and brokers, (212) 269-5550. Copies of the Offer Documents are also available at the following web address: www.dfking.com/FOR; or by requesting via email at FOR@dfking.com.

The Tender Offer will expire at 5:00 p.m., New York City time, on March 11, 2025, unless extended or earlier terminated (such time and date, as the same may be extended, the “Expiration Time”). Tendered Notes may be withdrawn at any time before the Expiration Time. Holders of Notes must validly tender and not validly withdraw their Notes (or comply with the procedures for guaranteed delivery) before the Expiration Time to be eligible to receive the consideration for their Notes. Guaranteed deliveries will expire at 5:00 p.m., New York City time, on March 13, 2025, unless the Expiration Time is extended.

Settlement for all Notes tendered prior to the Expiration Time or pursuant to a Notice of Guaranteed Delivery is expected to be March 14, 2025, assuming that the Tender Offer is not extended or earlier terminated.

There can be no assurance that any Notes will be purchased. The Tender Offer is conditioned upon the satisfaction of certain conditions, including the completion of a contemporaneous debt financing (the “Debt Financing”) by Forestar on terms and conditions (including, but not limited to, the amount of proceeds raised in such financing) satisfactory to Forestar. The Tender Offer is not an offer to sell or a solicitation of an offer to buy any debt instruments or otherwise an invitation to participate in the Debt Financing. The Tender Offer is not conditioned upon any minimum amount of Notes being tendered. The Tender Offer may be amended, extended, terminated or withdrawn. Forestar intends to use a portion of the net proceeds from the Debt Financing to pay the Purchase Price for Notes validly tendered, and not validly withdrawn, and accepted for purchase pursuant to the Tender Offer.

From time to time, subject to applicable law, after completion of the Tender Offer, Forestar or its affiliates may purchase additional Notes in the open market, in privately negotiated transactions, through tender offers, exchange offers, or otherwise, or Forestar may redeem Notes that Forestar is permitted to redeem pursuant to their terms. Any future purchases may be on the same terms or on terms that are more or less favorable to Holders of Notes than the terms of the Tender Offer and could occur as soon as the Expiration Time. Any future purchases by Forestar or its affiliates will depend on various factors existing at that time. There can be no assurance as to which, if any, of these alternatives (or combinations thereof) Forestar or its affiliates may choose to pursue in the future.

Forestar has retained J.P. Morgan Securities LLC, Mizuho Securities USA LLC, TD Securities (USA) LLC, and Wells Fargo Securities, LLC to serve as Dealer Managers for the Tender Offer. Questions regarding the terms of the Tender Offer may be directed to J.P. Morgan Securities LLC, Liability Management Group, at (866) 834-4666 (toll-free) or (212) 834-7489 (collect).

This press release shall not constitute an offer to purchase or the solicitation of an offer to sell the Notes or any other securities, nor shall there be any offer or sale of any Notes or other securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any jurisdiction.

About Forestar Group Inc.

Forestar Group Inc. is a residential lot development company with operations in 62 markets and 24 states. Based in Arlington, Texas, Forestar delivered more than 14,200 residential lots during the twelve-month period ended December 31, 2024. Forestar is a majority-owned subsidiary of D.R. Horton, Inc., the largest homebuilder by volume in the United States since 2002.

Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Although Forestar believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. All forward-looking statements are based upon information available to Forestar on the date this release was issued. Forestar does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All statements, other than statements of historical fact, included in this press release regarding, among other things, the Debt Financing and the use of proceeds therefrom, the Tender Offer and the timing and outcome thereof, our strategy, plans and objectives of management, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “believe,” “anticipate,” “intend,” “estimate,” “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on current expectations, estimates, forecasts and projections as well as the current beliefs and assumptions of management.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control, including, but not limited to, market risks and uncertainties, including those which might affect the Debt Financing or the Tender Offer. Should one or more of these risks or uncertainties occur, or should any underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue.

Contacts:

Chris Hibbetts, 817-769-1860

Vice President of Finance & Investor Relations

InvestorRelations@forestar.com